 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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NXP Semiconductors N.V.
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Your **Vote** Counts!

NXP SEMICONDUCTORS N.V.

2025 Annual General Meeting
Vote by June 10, 2025
4:00 PM ET (10:00 p.m. Central European Time)

NXP SEMICONDUCTORS N.V.
HIGH TECH CAMPUS 60
5656 AG EINDHOVEN, THE NETHERLANDS

V75183-P20981

You invested in NXP SEMICONDUCTORS N.V. and it's time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 11, 2025
8:45 AM CET

The Sheraton Amsterdam Airport Hotel and Conference Center
Schiphol Boulevard 101, 1118 BG
Amsterdam, The Netherlands

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Adoption of the 2024 Statutory Annual Accounts	For
2.	Discharge of the members of the Company's Board of Directors (the "Board") for their responsibilities in the financial year ended December 31, 2024	For
3a.	Re-appoint Kurt Sievers as executive director	For
3b.	Re-appoint Annette Clayton as non-executive director	For
3c.	Re-appoint Anthony Foxx as non-executive director	For
3d.	Re-appoint Moshe Gavrielov as non-executive director	For
3e.	Re-appoint Chunyuan Gu as non-executive director	For
3f.	Re-appoint Lena Olving as non-executive director	For
3g.	Re-appoint Julie Southern as non-executive director	For
3h.	Re-appoint Jasmin Staiblin as non-executive director	For
3i.	Re-appoint Gregory Summe as non-executive director	For
3j.	Re-appoint Karl-Henrik Sundström as non-executive director	For
4.	Authorization of the Board to issue ordinary shares of the Company ("ordinary shares") and grant rights to acquire ordinary shares	For
5.	Authorization of the Board to restrict or exclude preemption rights accruing in connection with an issue of shares or grant of rights	For
6.	Authorization of the Board to repurchase ordinary shares	For
7.	Authorization of the Board to cancel ordinary shares held or to be acquired by the Company	For
8.	Re-appointment of EY Accountants B.V. as our independent auditors for the fiscal year ending December 31, 2025	For
9.	Non-binding, advisory vote to approve Named Executive Officer compensation	For

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V75184-P20981